SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549
                   _________________________________

                               FORM 8-K

                            Current Report
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   April 29, 2003


                        RASCALS INTERNATIONAL, INC.
          -----------------------------------------------------
          (Exact name of Registrant as Specified in its Charter)


   Delaware                       0-33145               84-1195628
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(State of Incorporation)      (Commission File       (IRS Employer
                               Number)                Identification No.)


         414 Eagle Rock Avenue, Suite 308, West Orange, NJ 07052
          ------------------------------------------------------
                 (Address of principal executive offices)

                              (973) 243-8080
                       -----------------------------
                       Registrant's Telephone Number



Item 1   Changes in Control of Registrant

     On April 29, 2003 Rascals entered into an Agreement in Satisfaction with two creditors, Rodmar Holdings LLC ("Rodmar") and Marod Holdings LLC ("Marod"). The Agreement provides for Rascals to issue one million shares of common stock to Rodmar. In exchange for the shares, Rodmar and Marod have agreed that $500,000 owed to them by Rascals for money loaned in November 2002 will be deemed satisfied.

     The transaction has resulted in Rodmar owning 1,013,606 shares of Rascals common stock, which represents 92% of the outstanding shares.


                                 EXHIBITS

1. Agreement in Satisfaction dated April 29, 2003 among the Registrant, Rodmar Holdings LLC and Marod Holdings LLC.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RASCALS INTERNATIONAL, INC.


Dated: May 1, 2003                 By: /s/Eduardo Rodriguez
                                   ------------------------
                                   Eduardo Rodriguez
                                   Chief Executive Officer


                      *       *       *       *       *

                                   Exhibit 1

                          AGREEMENT IN SATISFACTION

     THIS AGREEMENT IN SATISFACTION ("Agreement") is made and entered into as of April 29, 2003 by and between RASCALS INTERNATIONAL INC. ("Borrower") with its office at 414 Eagle Rock Avenue, West Orange, NJ and RODMAR HOLDINGS LLC and MAROD HOLDINGS LLC ("Lenders"), with their offices at 136 Freeway Drive East, East Orange, NJ.

     WHEREAS, Borrower is indebted to Lenders as evidenced by a Promissory
Note dated November 6, 2002 and supplements thereto (collectively, the "Note"); and

     WHEREAS, the parties wish to effect a partial satisfaction of Borrower's liability under the Note by Lender issuing to Lenders shares of its common stock.

     NOW, THEREFORE, it is agreed:

     1.  Issuance of Shares.

     a. Borrower hereby issues to Rodmar Holdings LLC ("Rodmar") one million (1,000,000) shares of its common stock, $.001 par value (the "Shares"). Borrower shall promptly hereafter deliver to Rodmar a certificate for the Shares. Borrower represents that the Shares, when issued, will be fully paid and non-assessable.

     b. Borrower represents that it is taking the Shares for investment and without a present intent to make a distribution thereof. The certificate for the Shares will bear a restrictive legend relating to the limitations on resale imposed by applicable Federal securities law.

     2. Partial Satisfaction. In consideration of the issuance of the Shares, the liability of Borrower under the Note is hereby reduced by Five Hundred Thousand Dollars ($500,000). The reduction shall first eliminate all accrued interest. The remainder of the reduction will be applied to principal.

     IN WITNESS WHEREOF, the parties have executed this Agreement in Satisfaction as of the date written above.

RASCALS INTERNATIONAL, INC.                 RODMAR HOLDINGS LLC


By:/s/Eduardo Rodriguez                     By:/s/Michael Margolies
      ----------------------------          --------------------------
      Eduardo Rodriguez, President          Michael Margolies, Manager


                                            MAROD HOLDINGS LLC

                                            By: /s/ Michael Margolies
                                            ---------------------------
                                            Michael Margolies, Manager